                                                                   EXHIBIT 4.1

                      [NEXTCARD COMMON STOCK CERTIFICATE]




THIS CERTIFICATE IS TRANSFERABLE                    SEE REVERSE FOR
IN BOSTON, MA OR NEW YORK, NY                     CERTAIN DEFINITIONS


              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFIES THAT




IS THE OWNER OF

   FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK WITH PAR VALUE OF
                                   $0.001, OF

-----------------------------------NEXTCARD,INC.--------------------------------

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.

  This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar:
  Witness the facsimile signatures of its duly authorized officers.

  Dated:


     /s/ Robert Linderman
     -------------------------
            SECRETARY



    /s/ Jeremy R. Lent
    -------------------------
 CHAIRMAN OF THE BOARD, PRESIDENT
   AND CHIEF EXECUTIVE OFFICER



  COUNTERSIGNED AND REGISTERED:
       BANKBOSTON, N.A.
  TRANSFER AGENT AND REGISTRAR

   /s/ Carole A. McHugh
   -------------------------
     AUTHORIZED SIGNATURE



--------------------------------------------
 AMERICAN BANK NOTE COMPANY  MAY 5, 1999 fm
 3504 ATLANTIC AVENUE
 SUITE 12
 LONG BEACH, CA 90807        004828fc
 (562) 948-2333
 (FAX) (562) 426-7450  12MX  Proof ___ REV 1
--------------------------------------------

                                 NEXTCARD, INC.

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common                UNIF GIFT MIN ACT - _________ Custodian ______________
     TEN ENT - as tenants by the entireties                             (Cash)                (Minors)
     ST TEN  - as joint tenants with right of                          under Uniform Gifts to Minors
               survivorship and not as tenants                         Act ______________________________
               in common                                                            (Name)
                                                   UNIF TAF MIN ACT  - ________ Custodian (Unit age __)
                                                                        (Cust)
                                                                       ________ under uniform Transfers
                                                                        (Minor)
                                                                       to Minors Act __________________

              Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________

________________________________________________________________________________________________________
           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________________________________

________________________________________________________________________________________________________

_________________________________________________________________________________________________ Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________________

                                                                X ______________________________________

                                                                X ______________________________________
                                                          NOTICE: THE SIGNATURE(S) TO THE ASSIGNMENT
                                                                  MUST CORRESPOND WITH THE NAME(S), AS
                                                                  WRITTEN UPON THE FACE OF THE
                                                                  CERTIFICATE IN EVERY PARTICULAR,
                                                                  WITHOUT ALTERATION OR ENLARGEMENT OR
                                                                  ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By __________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARDIAN OR INSTITUTION NAMES, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.
PURSUANT TO S.E.C. RULE 17Ad-15

_____________________________________________________

AMERICAN BANK NOTE COMPANY           MAY 4, 1999 fm
3304 ATLANTIC AVENUE
SUITE 12
LONG BEACH, CA 90807                 0048286K
(262) 960-2333
(FAX) (562) 426-7450                 Proof ______ NEW
_____________________________________________________
